EXHIBIT 10(F)

Customer No.

Loan No.

RBC BANK (USA)
AMENDMENT TO $17,000,000 COMMERCIAL PROMISSORY NOTE: C & I
     This Amendment to $17,000,000 Commercial Promissory Note: C & I (this “Amendment”) is made and entered into as of May ___, 2010 by and between VIDEO DISPLAY CORPORATION, a Georgia corporation (“Parent”), LEXEL IMAGING SYSTEMS, INC. (“Lexel”), FOX INTERNATIONAL, LTD., INC. (“Fox”), Z-AXIS, INC. (“Z-Axis”), TELTRON TECHNOLOGIES, INC. (“Teltron”) and AYDIN DISPLAYS, INC. (“Aydin” and together with Lexel, Fox, Z-Axis and Teltron, collectively, the “Subsidiaries”; and the Subsidiaries, together with Parent, collectively, the “Borrower”), and RBC BANK (USA) (formerly known as RBC Centura Bank) (the “Bank”);
W I T N E S S E T H:
     WHEREAS, the Borrower and the Bank have made and entered into that certain Loan and Security Agreement, dated as of September 26, 2008, as amended by that certain Amendment to Loan and Security Agreement and Waiver, dated as of August 14, 2009, between Bank and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of February 26, 2010 (the “Loan Agreement”);
     WHEREAS, pursuant to the Loan Agreement, the Bank has extended to the Borrower, among other things a primary revolving loan facility in the original principal amount of up to $17,000,000, which primary revolving loan is evidenced by a renewal promissory note, dated as of August 14, 2009, from Borrower to the order of the Bank in the principal amount of $17,000,000, (the “Original Primary Revolving Note” and, as amended hereby, the “Primary Revolving Note”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Primary Revolving Note);
     WHEREAS, the Borrower desires to amend certain provisions of the Primary Revolving Note, and the Bank is willing to agree to the same on the terms and conditions set forth herein;
     NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1.
Amendments to Promissory Note
     Section 1.1 Amendment. Section 2.1 of the Original Primary Revolving Note is hereby amended in its entirety to read as follows:
Section 2.1. Payment Terms. Interest shall be payable monthly, in arrears, beginning September 1, 2009 and continuing on the first day of each consecutive month thereafter until September 30, 2010 (“Maturity Date”), when one final payment of the entire balance of principal, interest, fees, premiums, charges and costs and expenses then outstanding on this Note shall be due and payable in full.
     Section 1.2 Entire Agreement; No Novation or Release. The Original Primary Revolving Note, together with this Amendment, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Primary Revolving Note or any other Loan Document. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Primary Revolving Note and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.
     Section 1.3 Choice of Law; Successors and Assigns. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

WITNESS the hand and seal of each of the undersigned as of the date first written above.

BORROWER:

VIDEO DISPLAY CORPORATION	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

LEXEL IMAGING SYSTEMS, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

FOX INTERNATIONAL, LTD., INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

Z-AXIS, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

TELTRON TECHNOLOGIES, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

AYDIN DISPLAYS, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

BANK:

RBC BANK (USA)

By:

Name:

Title:

The undersigned Guarantor acknowledges and consents to the foregoing Amendment, as of the date first written above.

RONALD D. ORDWAY

Customer No.

Loan No.

RBC BANK (USA)
AMENDMENT TO $3,500,000 COMMERCIAL PROMISSORY NOTE: C & I
     This Amendment to $3,500,000 Commercial Promissory Note: C & I (this “Amendment”) is made and entered into as of May ___, 2010 by and between VIDEO DISPLAY CORPORATION, a Georgia corporation (“Parent”), LEXEL IMAGING SYSTEMS, INC. (“Lexel”), FOX INTERNATIONAL, LTD., INC. (“Fox”), Z-AXIS, INC. (“Z-Axis”), TELTRON TECHNOLOGIES, INC. (“Teltron”) and AYDIN DISPLAYS, INC. (“Aydin” and together with Lexel, Fox, Z-Axis and Teltron, collectively, the “Subsidiaries”; and the Subsidiaries, together with Parent, collectively, the “Borrower”), and RBC BANK (USA) (formerly known as RBC Centura Bank) (the “Bank”);
W I T N E S S E T H:
     WHEREAS, the Borrower and the Bank have made and entered into that certain Loan and Security Agreement, dated as of September 26, 2008, as amended by that certain Amendment to Loan and Security Agreement and Waiver, dated as of August 14, 2009, between Bank and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of February 26, 2010 (the “Loan Agreement”);
     WHEREAS, pursuant to the Loan Agreement, the Bank has extended to the Borrower, among other things a secondary revolving loan facility in the original principal amount of up to $3,500,000, which secondary revolving loan is evidenced by a renewal promissory note, dated as of February 26, 2010, from Borrower to the order of the Bank in the principal amount of $3,500,000, (the “Original Secondary Revolving Note” and, as amended hereby, the “Secondary Revolving Note”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Secondary Revolving Note);
     WHEREAS, the Borrower desires to amend certain provisions of the Secondary Revolving Note, and the Bank is willing to agree to the same on the terms and conditions set forth herein;
     NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1.
Amendments to Secondary Promissory Note
     Section 1.1 Amendment. Section 2.1 of the Original Secondary Revolving Note is hereby amended in its entirety to read as follows:

Section 2.1. Payment Terms. Interest shall be payable monthly, in arrears, beginning April 1, 2010 and continuing on the first day of each consecutive month thereafter until September 30, 2010 (“Maturity Date”), when one final payment of the entire balance of principal, interest, fees, premiums, charges and costs and expenses then outstanding on this Note shall be due and payable in full.
     Section 1.2 Entire Agreement; No Novation or Release. The Original Secondary Revolving Note, together with this Amendment, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Secondary Revolving Note or any other Loan Document. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Secondary Revolving Note and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.
     Section 1.3 Choice of Law; Successors and Assigns. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

WITNESS the hand and seal of each of the undersigned as of the date first written above.

BORROWER:

VIDEO DISPLAY CORPORATION	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

LEXEL IMAGING SYSTEMS, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

FOX INTERNATIONAL, LTD., INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

Z-AXIS, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

TELTRON TECHNOLOGIES, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

AYDIN DISPLAYS, INC.	Attest:

By:

Ronald D. Ordway, its CEO	Gregory L. Osborn, CFO

[SEAL]

BANK:

RBC BANK (USA)

By:

Name:

Title:

The undersigned Guarantor acknowledges and consents to the foregoing Amendment, as of the date first written above.

RONALD D. ORDWAY